UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2018

Mercantil Bank Holding Corporation

(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)

220 Alhambra Circle

Coral Gables, Florida

(Address of principal executive offices)

(305) 460-8728

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 20, 2018, and in connection with the December 21, 2018 closing of Mercantil Bank Holding Corporation’s (the “Company”) initial public offering of its Class A common stock (the “Offering”), the Company, Mercantil Servicios Financieros, C.A. (“MSF”) and TMI Trust Company entered into Amendment No. 2 (“Amendment No. 2”) to the Distribution Trust Agreement, dated as of March 12, 2018 (the “Distribution Trust Agreement” and the trust existing thereunder, the “Distribution Trust”) to permit the Distribution Trust to receive, on behalf of MSF, the proceeds owed to MSF from the Offering and to extend the term of the Distribution Trust.

The foregoing description of Amendment No. 2 is qualified in its entirety by reference to Exhibit 10.1 attached hereto, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2018, in connection with the closing of the Offering, the Company’s directors were granted restricted stock units and various Company officers and employees were granted restricted Class A common stock awards, respectively, under the Mercantil Bank Holding Corporation 2018 Equity and Incentive Compensation Plan (the “Plan”). The restricted stock units are settled in either cash or Class A common stock upon vesting. The Company’s executive officers listed below received the following restricted stock awards:

Name	Title	Restricted Class A common stock

Millar Wilson	Chief Executive Officer	184,615 shares of restricted stock

Alberto Peraza	President and Chief Financial Officer	81,692 shares of restricted stock

Alfonso Figueredo	President and Chief Operating Officer	74,769 shares of restricted stock

Miguel A. Palacios	Chief Business Officer	38,461 shares of restricted stock

Alberto M. Capriles	Chief Risk Officer	19,923 shares of restricted stock

Jorge B. Trabanco	Chief Accounting Officer	10,862 shares of restricted stock

Each restricted stock award will vest in three approximately equal amounts on each of December 21, 2019, 2020 and 2021.

The foregoing awards were made pursuant to the terms and conditions of the Plan and award agreements, the forms of which are filed as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Number	Exhibit
10.1	Amendment No. 2, dated December 20, 2018, to the Distribution Trust Agreement by and among Mercantil Servicios Financieros, C.A., Mercantil Bank Holding Corporation and TMI Trust Company, dated as of March 12, 2018.

10.2	Form of Restricted Stock Agreement.

10.3	Form of Restricted Stock Unit Agreement for Non-Employee Directors (Stock Settled).

10.4	Form of Restricted Stock Unit Agreement for Non-Employee Directors (Cash Settled).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2018	Mercantil Bank Holding Corporation

	By:	/s/ Ivan Trujillo
Name: Ivan Trujillo
Title: Senior Vice President and Corporate Secretary